The Mosaic Company The Mosaic Company Analyst Day 2007 Jim Prokopanko President and CEO Overview Analyst Day 2007 Jim Prokopanko President and CEO Overview Exhibit 99.1 1

Thank you Doug --- and good morning to everyone.
We are really excited about your participation in Mosaic’s second ever analyst day.
I personally want to thank each of you for investing the time to learn about Mosaic.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before we start today --- I want to remind you that this presentation contains forward-
looking statements.
The remarks we make are based on information and understandings we believe to be accurate as of today’s date, May 10th, 2007.
Actual results are likely to differ from those set forth in the forward looking statements.

Analyst Day Themes
Analyst Day Themes
•
Agricultural and Fertilizer Renaissance
• Robust multi-year outlook
•
Mosaic Fiscal 2008: Focus on Performance
• Time for results!
•
Agricultural and Fertilizer Renaissance
• Robust multi-year outlook
•
Mosaic Fiscal 2008: Focus on Performance
• Time for results!

This morning we will focus on two themes.
First – the recent renaissance in the agricultural and fertilizer markets.  You’ll receive more details on this from
Mosaic’s economist, Dr. Mike Rahm.
The other major theme - is fiscal 2008 --
beginning June 1st
for Mosaic.  Investors expect to see strong fertilizer
markets -- especially in Phosphates -- translate into improved financial performance.  We expect see these stronger results in this fourth quarter largely due to - our operating leverage in Phosphates.  We plan to build on this
momentum for the coming fiscal year.   Mosaic will be focused on performance in 2008 – it’s time for results -- we know it -- and we intend to deliver.

Demand Is Growing
Demand Is Growing
Economic and demographic fundamentals
are leading to an agricultural renaissance.
Economic and demographic fundamentals
are leading to an agricultural renaissance.

Before introducing Dr. Rahm, -- I will give a brief overview of the strong agricultural marketplace we’re operating in.
An increasingly robust outlook for global nutrient use is being powered by market demands to produce more grain and oilseeds to meet the growing need for food, feed and fiber -- and now the new mouth to feed at the table --
energy applications in the form of bio-fuels.
World wide ag industry fundamentals -- on the farm -- in the crop nutrition industry and the agricultural sector in general - are benefiting from this robust and growing global demand.  This is especially true in North America, -- and increasingly so throughout the world.  These improved fundamentals provide a strong foundation upon which Mosaic will thrive – prosper -- and grow.

Growing Global
Energy Consumption
Growing Global
Energy Consumption
Sustained high energy
prices are driving
energy-deficient
countries to develop
alternative sources of
fuel
Sustained high energy
prices are driving
energy-deficient
countries to develop
alternative sources of
fuel
0.0
1.0
2.0
3.0
4.0
5.0
6.0
01 02 03 04 05 06 07 08 09 10 11 12 13 14
0%
10%
20%
30%
40%
50%
Actual/Estimate       Forecast       % of Crop
U.S. Corn Used for
Fuel Ethanol Production
Crop Year Beginning September 1
Source: USDA and Mosaic
Bil Bu

Now let me steal a little of Mike’s thunder.
Our newest and most interesting grain consumer are for energy products -- such as ethanol.  Nearly every energy-deficit -- or -- grain-surplus country is developing a biofuels industry in response to persistently high energy prices. This is particularly true in the United States,-- where ethanol capacity -- is forecast to increase by about one-third over the next year.
Based on current ethanol production forecasts  -- the amount of corn -- processed into ethanol -- will increase to more than three billion bushels next year and then climb to 5.6 billion bushels by
2014/2015.  This will account for 39 percent of projected U.S. corn production.  This growth in new corn demand is unprecedented.

Food
Feed
Fuel
Fiber
Food
Feed
Fuel
Fiber
Ag Supply & Demand Dynamics
Ag Supply & Demand Dynamics
Bio-fuel products have added a significant
new end-market competitor for crops.
Bio-fuel products have added a significant
new end-market competitor for crops.
Limited Supply
of Arable Land
Limited Supply
of Arable Land
Higher
Yield
Higher
Yield
Crop
Nutrients
Crop
Nutrients

There is a limited - near-term supply of arable land to meet this increased demand for grains and oilseeds.  In order to meet demand growth, farmers will need to plant more acres to corn.
In the United States, farmers are expected to plant around 88 to 90 million acres of corn this spring.
At nearly $4 per bushel -- corn attracts acreage away from other crops, like soybeans or wheat, prices for these crops have also increased.  This in turn - improves the outlook for other crop growing countries, especially Brazil.
Much more important for us than increased corn acreage will be - higher fertilizer application rates across all acres planted.  Higher crop prices  will encourage farmers to apply more fertilizer to maximize their yields and economic returns.

Fertilizer Wins With
These Dynamics
Fertilizer Wins With
These Dynamics
Source: IFA
10.0
15.0
20.0
25.0
30.0
97 98 99 00 01 02 03 04 05 06 07 08
World Potash Demand
MMT
25.0
30.0
35.0
40.0
97 98 99 00 01 02 03 04 05 06 07 08
World Phosphate Demand
Source: IFA
MMT

These bullish agricultural fundamentals will result in strong and increased demand growth for phosphates and potash over the next several years.
After a decline last year, U.S. nutrient use is projected to rebound by 10% to 22.4 million tons in the 2007 fertilizer year.
Turning to the global outlook -- phosphates and potash demand are both expected to increase 3 to 4% over the next three years.
The phosphates market balance looks to be particularly tight through the remainder of 2007, while the potash market looks balanced to tight.

Mosaic: Building on Momentum Mosaic: Building on Momentum 8

Mosaic is in an extraordinary position to capitalize on this bullish set of industry fundamentals and is well positioned and ready to take advantage of them.

World’s Top Phosphate Producer
World’s Top Phosphate Producer
• World’s Largest Capacity
of Phosphate Fertilizer
•
15% Global
•
56% U.S.
• Largest Producer of
Feed Phosphate in U.S.
• World Scale & Efficient
Operations
• World’s Largest Capacity
of Phosphate Fertilizer
•
15% Global
•
56% U.S.
• Largest Producer of
Feed Phosphate in U.S.
• World Scale & Efficient
Operations
0.0
2.0
4.0
6.0
8.0
10.0
Mosaic OCP PhosAgro CF GCT
Phosphate Fertilizer Capacity
2007
1000 tonnes
DAP/MAP/TSP

We are the world’s largest phosphate producer.
Our capacity for finished phosphates exceeds the combined production of the next three largest producers.  We are also the largest U.S. feed phosphates producer.
Mosaic ships about 34% of its phosphate production into the North American market where we hold the leading market share.
The remaining 66% of our phosphates is exported to the rapidly growing grain producing and food consuming regions of Asia and Latin America – that include India and Brazil.

Leading Global Potash Producer
Leading Global Potash Producer
• Potash Capacity
•
13% Global (#2)
• Five Mines
• Low-cost & Competitive
industry position
• Potash Capacity
•
13% Global (#2)
• Five Mines
• Low-cost & Competitive
industry position
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Potash Capacity
2008
Million tonnes Product

Now moving on to Potash – I first want to commend our Potash leadership team and our team at Esterhazy that has done such a remarkable job of the mine expansion.  Bringing on 1.1 million tonnes of capacity -- at a capital cost of $35 million --
further establishes our position as a low cost producer and provides the production capacity for Mosaic to meet growing world demand.
Mosaic is the world’s second largest potash producer by capacity.
Our facilities are world-scale and cost efficient -- helping us maintain a low-cost and competitive position in the global industry.
Mosaic’s current capacity is now about 10.25 million tonnes, including the recent Esterhazy mine expansion.  Norm Beug, head of our Potash division, will discuss this in greater detail tonight at dinner.
We ship about 54% of our product into the North America market where Mosaic - again - holds the leading market share.
Mosaic exports about 46% of its potash - with our exports handled by Canpotex - the export association of Saskatchewan potash producers.  As with phosphates, our principle customers are mainly in Asia and Latin America – including India,
China and Brazil.

Strategic Offshore Interests
in Growing Markets
Strategic Offshore Interests
in Growing Markets
•
Global Nutrient Assets
• Brazil:  20% stake in Fosfertil, largest phosphate
producer in Latin America
• China:  35% Interest in DAP Plant
• Argentina:  New SSP plant on stream
•
Distribution Assets in Key Growth Countries
•
Product Marketing Operations in all Major
Global Nutrient Markets
•
Global Nutrient Assets
• Brazil:  20% stake in Fosfertil, largest phosphate
producer in Latin America
• China:  35% Interest in DAP Plant
• Argentina:  New SSP plant on stream
•
Distribution Assets in Key Growth Countries
•
Product Marketing Operations in all Major
Global Nutrient Markets

Our Offshore business segment differentiates Mosaic from our competitors.  We have a significant global production -- and distribution network -- in key growth markets, particularly in Latin America and Asia. Rick McLellan - our recently appointed
Commercial leader and Senior Vice President - will provide more details on this later in the morning.
We have SSP and feed production facilities in Brazil and NPK compound and bulk blending plants in China – AND -- we just opened a SSP plant in Argentina.
We have equity positions in phosphate production facilities in Brazil and China which contributed $12 million of equity income in the nine months of fiscal 2007.
The Offshore segment helps manage the seasonality of our business plus provides on the ground expertise and timely market intelligence.  This international network helps us fully harvest the opportunities presented by the strong global agricultural fundamentals.

Strong N.A. Nitrogen Position
Strong N.A. Nitrogen Position
• 50% Equity Stake
in Saskferco
• Annual Capacity
1.2 Million Tonnes
• Energy Efficient Facility
• Exclusive Marketing Rights
• 50% Equity Stake
in Saskferco
• Annual Capacity
1.2 Million Tonnes
• Energy Efficient Facility
• Exclusive Marketing Rights

We also have a strong nitrogen production position in North America.
This comes in the form of our 50% equity position in Saskferco.
The Saskferco plant -- is an energy efficient -- world scale facility - ideally situated in the natural gas rich region of Western
Canada.  It has the capacity to produce 1.2 million tonnes of Urea -- ammonia -- and liquid fertilizer products.
Mosaic has exclusive marketing rights for all of Saskferco’s production.  Saskferco produced over $11 million in equity income for the first nine months of fiscal 2007 – with prospects for delivering strong fourth quarter results.

The Opportunity Is Significant The Opportunity Is Significant Phosphates Market has Broken Out Phosphates Market has Broken Out 13

Mosaic -- is one of the industry’s newest players.  We’ve spent the last two and half years laying the foundation for the company.
As yet - we have not produced the financial returns that either we – or our investors – expect of us.
However, we are excited about recent market place changes, the significant opportunities before us and the capabilities of our enterprise.
The phosphates market is clearly the most improved fertilizer nutrient sector over just the past six months.
We see it having the tightest supply and demand market balance of the three principle crop nutrients – now and for the near term.
This tight market balance plays to our strength as the world’s largest phosphate producer.

Realizing The Upside:
Asset Leverage
Realizing The Upside:
Asset Leverage
•
Vertical Integration
• Mining, production, distribution
•
Global Footprint
• Offshore equity interests + global distribution
•
Available Capacity
• Phosphates – 9.9 million tonnes
• Potash – 10.25 million tonnes
• Preferred port locations
•
Vertical Integration
• Mining, production, distribution
•
Global Footprint
• Offshore equity interests + global distribution
•
Available Capacity
• Phosphates – 9.9 million tonnes
• Potash – 10.25 million tonnes
• Preferred port locations

So how do we plan to harvest this extraordinary potential for Mosaic?
We have tremendous asset leverage starting with vertical integration.
Mosaic mines phosphates and potash -- plus produces all three major crop nutrients in North America -- in addition to holding a strong marketing presence in North America.
We also have a global footprint including offshore equity interests in Brazil and China -- plus global distribution assets in the large and rapidly expanding markets within Latin America and Asia.

Realizing The Upside:
Operational Excellence
Realizing The Upside:
Operational Excellence
•
Volume/Scale Economies
• Growing sales leverage high fixed cost
•
Operating Discipline
• Phosphate cost restructuring completed
•
Customer Focus
• Strengthened relationships a high
management priority
•
Volume/Scale Economies
• Growing sales leverage high fixed cost
•
Operating Discipline
• Phosphate cost restructuring completed
•
Customer Focus
• Strengthened relationships a high
management priority

At Mosaic -- we strive to achieve operational excellence in order to reduce costs.
This is a high fixed-cost business -- any increase in our operating rates result in lower costs on a per tonne basis - thus helping to improve margins.
We undertook aggressive measures in restructuring our Phosphates business a year ago that included – the indefinite closure of one phosphate rock mine and two granulation plants – and took out 2 million tonnes of phosphate production.
These closures were based on the facilities high operating costs.
While the cost savings from the restructuring have been masked to date by other factors, we expect much-improved cost performance in quarters to come.
We also have an intense focus on serving our customers -- this is a high priority.  We are now seeing tangible results form this effort.

Realizing The Upside:
Balance Sheet Strength
Realizing The Upside:
Balance Sheet Strength
•
Refinancing Initiatives
• Cash interest expense reduced by $25 to $30 million
• Pay down $250 million of debt May 1st
•
Improved Ratios
• Total debt to total capitalization
•
Investment Grade Goal
•
Refinancing Initiatives
• Cash interest expense reduced by $25 to $30 million
• Pay down $250 million of debt May 1st
•
Improved Ratios
• Total debt to total capitalization
•
Investment Grade Goal

In early December 2006 -- we completed a $2 billion refinancing program -- a major milestone and committed goal for our company.
This refinancing -- reduced our cash interest expense by $25 to $30 million per year.  It also provided us with improved operating flexibility and a better mix of bonds and bank debt.
And now, we have taken another major step forward by paying off $250 million of this debt.  We intend to make further debt repayments in fiscal 2008.
As we generate more cash and pay off debt, we will strengthen our balance sheet and move toward our investment grade goal.

Fertile Ground: Market Potential with Margin Upside Fertile Ground: Market Potential with Margin Upside 17

Now, enjoy our presentations.
I believe what you learn will help you better understand the Mosaic enterprise and the prospects before us.
I will be taking your questions later today when I summarize this morning’s presentations.
THANK YOU.